26. CAPITAL DISCLOSURES	12 Months Ended
Dec. 31, 2018
Capital Disclosures
CAPITAL DISCLOSURES

26. CAPITAL DISCLOSURES

Telesat is a privately held company. The Company’s financial strategy is designed to maintain compliance with the financial covenant under its Senior Secured Credit Facilities (Note 24), and to maximize returns to its shareholders and other stakeholders. The Company meets these objectives through regular monitoring of the financial covenant and operating results on a quarterly basis. The Company’s overall financial strategy remains unchanged from 2017.

The Company defines its capital as shareholders’ equity (comprising issued share capital, accumulated earnings and excluding reserves) and debt financing (comprising indebtedness and excluding deferred financing costs, prepayment option, interest rate floor and net gain on repricing/repayment as detailed in Note 24).

The Company’s capital at the end of the year was as follows:

As at December 31,	2018	2017
Shareholders’ equity (excluding reserves)	$997,307	$1,121,090
Debt financing (excluding deferred financing costs, prepayment option, interest rate floor and net gain on repricing/repayment)	$3,853,883	$3,645,195

If the Revolving Facility is drawn, the Senior Secured Credit Facilities require Telesat Canada to comply with a first lien net leverage ratio test. As at December 31, 2018, the first lien net leverage ratio was 4.02:1.00 (December 31, 2017 — 3.74:1.00), which was less than the maximum test ratio of 5.75:1.00.

The Company’s operating results are tracked against budget on a regular basis, and this analysis is reviewed by senior management. The Company partly manages its interest rate risk due to variable interest rate debt through the use of interest rate swaps (Note 27).